UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report: April 27, 2019 (Date of earliest event reported)

CINCINNATI FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

Ohio	0-4604	31-0746871
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6200 S. Gilmore Road, Fairfield, Ohio		45014-5141
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (513) 870-2000

N/A (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§203.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.07 Submission of Matters to a Vote of Security Holders
Item 7.01 Regulation FD Disclosure
On April 29, 2019, Cincinnati Financial Corporation issued the attached news release “Cincinnati Financial Corporation Holds Shareholders' and Directors' Meetings.” The news release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference. On April 29, 2019, Cincinnati Financial Corporation issued the attached news release “Cincinnati Financial Corporation Declares Regular Quarterly Cash Dividend.” The news release is furnished as Exhibit 99.2 hereto and is incorporated herein by reference. On April 30, 2019, Cincinnati Financial Corporation issued the attached news release "Cincinnati Financial Corporation Changes Name of MSP Underwriting Ltd. to Cincinnati Global Underwriting Ltd." The news release is furnished as Exhibit 99.3 hereto and is incorporated herein by reference.
Final voting results on matters properly brought before the annual meeting of shareholders held on April 27, 2019, are set forth below:
Total Outstanding Shares as of Record Date:        163,127,889
Shares Represented at Meeting:            148,145,789

Proposal 1—Election of Directors

	For	Against	Abstain	Broker Nonvotes
William F. Bahl	113,847,531	15,059,242	295,891	18,943,125
Gregory T. Bier	126,095,697	2,905,779	201,660	18,942,653
Linda W. Clement-Holmes	125,016,337	3,999,356	186,975	18,943,121
Dirk J. Debbink	124,896,756	4,026,389	279,523	18,943,121
Steven J. Johnston	127,228,809	1,770,546	203,783	18,942,651
Kenneth C. Lichtendahl	119,361,614	9,564,976	276,549	18,942,650
W. Rodney McMullen	77,166,184	51,802,018	234,937	18,942,650
David P. Osborn	128,469,434	434,060	299,643	18,942,652
Gretchen W. Price	115,405,626	13,565,359	231,682	18,943,122
Thomas R. Schiff	125,714,636	3,333,546	154,958	18,942,649
Douglas S. Skidmore	122,444,282	6,528,397	229,986	18,943,124
Kenneth W. Stecher	126,371,384	2,637,417	194,337	18,942,651
John F. Steele, Jr.	126,018,316	2,969,738	215,083	18,942,652
Larry R. Webb	125,715,116	3,624,820	223,201	18,942,652

Proposal 2 —Approve Compensation for Named Executive Officers

For	Against	Abstain	Broker Nonvotes
124,719,287	3,679,844	803,827	18,942,831

Proposal 3—Ratify Selection of Deloitte & Touche LLP as Independent Registered Public Accounting Firm for 2018

For	Against	Abstain
144,895,349	3,067,296	183,144

This report should not be deemed an admission as to the materiality of any information contained in the news release.
The information furnished in Item 7.01 of this report shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

Item 9.01 Financial Statements and Exhibits
(c) Exhibits
Exhibit 99.1– News release dated April 29, 2019, titled “Cincinnati Financial Corporation Holds Shareholders' and Directors' Meetings”

Exhibit 99.2– News release dated April 29, 2019, titled “Cincinnati Financial Corporation Declares Regular Quarterly Cash Dividend”

Exhibit 99.3– News release dated April 30, 2019, titled “Cincinnati Financial Corporation Changes Name of MSP Underwriting Ltd. to Cincinnati Global Underwriting Ltd.”

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CINCINNATI FINANCIAL CORPORATION

Date: April 30, 2019	/s/Lisa A. Love
Lisa A. Love, Esq.
Senior Vice President, General Counsel and Corporate Secretary